Exhibit 10.5

                    NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN

                                       OF

                             RF MICRO DEVICES, INC.

                (As Amended and Restated Through March 27, 2001)

                    NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN
                                       OF
                             RF MICRO DEVICES, INC.
                (As Amended and Restated Through March 27, 2001)


1.       Purpose.
         -------

         The purposes of the Nonemployee Directors' Stock Option Plan of RF Micro Devices, Inc., as amended and restated through March 27, 2001 (the "Plan"), are to compensate nonemployee members of the Board of Directors (the "Board") of RF Micro Devices, Inc. (the "Corporation") for their service on the Board, encourage and enable such members to acquire or to increase their holdings of common stock of the Corporation (the "Common Stock") in order to promote a closer identification of their interests with those of the Corporation and its shareholders, thereby further stimulating their efforts to enhance the efficiency, soundness, profitability, growth and shareholder value of the Corporation, and allow the Corporation to attract and retain qualified nonemployee members of the Board. These purposes will be carried out through the granting of stock options to nonemployee Directors. Such options include options granted to nonemployee Directors upon consummation of an initial public offering, and, with respect to nonemployee Directors elected to the Board after consummation of an initial public offering, upon the initial election or appointment to the Board (collectively, "Initial Awards"), and options granted to nonemployee Directors on an annual basis after consummation of an initial public offering ("Annual Awards"). Initial Awards and Annual Awards are referred to collectively herein as "Options" and individually as an "Option." Such Options are not intended to qualify for treatment as incentive stock options described in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). For the purposes herein, a "nonemployee Director" shall mean a Director who is not at the time an option is granted an employee of the Corporation or a related corporation.

2.       Administration of the Plan.
         ---------------------------

                  (a) The Plan shall be administered by the Board of Directors of the Corporation, or, upon its delegation, by the Compensation
         Committee of the Board (the "Committee"). To the extent deemed necessary or advisable by the Board, the Committee shall include no fewer than the minimum number of "non-employee directors," as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as may be required by Rule 16b-3 or any successor rule. For the purposes herein, the Board and, upon its delegation of administrative authority to the Committee, the Committee, shall (except for references to the Board in Section 13) be referred to herein as the "Administrator."

                  (b) Any action of the Administrator may be taken by a written instrument signed by all of the members of the Administrator and any action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. Subject to the provisions of the Plan, the Administrator shall have full and final authority, in its discretion, to establish, amend and rescind rules and regulations for the administration of the Plan; to construe and interpret the Plan, the rules and regulations, and the agreements evidencing Options granted under the Plan; and to make all other determinations deemed necessary or advisable for administering the Plan. In addition, the Administrator shall have complete authority, in its discretion, to accelerate the date that any Option shall become exercisable in whole or in part, even if such Option was not otherwise exercisable, without any obligation to accelerate any other Option granted to any person. No member of the Board or Committee, as applicable, shall be liable while acting as Administrator for any action or determination made in good faith with respect to the Plan or any Option or agreement.

3.       Effective Date; Term of the Plan.
         ---------------------------------

         The effective date of the Plan was June 6, 1997, the date of consummation of an initial public offering (as defined in Section 6(a)(i) herein) (the "Public Offering Date"). The Plan was amended and restated effective January 26, 1999, and further amended and restated effective March 27, 2001. Options may be granted under the Plan on or after the effective date, but not after the tenth anniversary of the Public Offering Date.

4.       Shares of Common Stock Subject to the Plan.
         -------------------------------------------

         Subject to adjustments as provided in this Section 4, the number of shares of Common Stock that may be issued pursuant to Options shall not exceed in the aggregate 200,000 shares of authorized but unissued Common Stock. Such shares shall be authorized but unissued shares or shares purchased on the open market or by private purchase. The Corporation hereby reserves sufficient authorized shares to provide for the exercise of Options granted under the Plan. Any shares subject to an Option which, for any reason, expires or is terminated unexercised as to such shares may again be subject to an Option granted under the Plan. If there is any change in the shares of Common Stock because of a merger, consolidation or reorganization involving the Corporation or a related corporation, or if the Board declares a stock dividend or stock split distributable in shares of Common Stock, or if there is a similar change in the capital structure of the Corporation or a related corporation affecting the Common Stock, the number of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Administrator shall make such adjustments to Options or to any provisions of the Plan as the Administrator deems equitable to prevent dilution or enlargement of Options or as may otherwise be advisable.

5.       Eligibility.
         ------------

         An Option may be granted only to an individual who is a nonemployee Director on the date the Option is granted. An eligible participant in the Plan is referred to herein as a "nonemployee Director" or a "Director."

6.       Grant of Options, etc.
         ----------------------

                  (a)      Initial Awards.
                           --------------

                           (i) Initial Awards Upon  Completion of Initial Public
                  Offering. Each nonemployee Director in service at the time of consummation of an initial public offering of the Common Stock shall receive an Option for 10,000 shares of Common Stock. The grant of such Initial Award shall be effective concurrently with the consummation of such initial public offering. For the purposes of the Plan, the phrase "consummation of an initial public offering" shall mean the closing of a firm commitment underwritten public offering of the Company's Common Stock pursuant to a registration statement on Form S-1 filed under the Securities Act of 1933, as amended (the "Securities Act").

                           (ii) Initial Awards Upon Initial Election or Appointment to the Board. Each nonemployee Director who is first elected or appointed to the Board after consummation of an initial public offering and prior to March 27, 2001 shall receive an Option to purchase 10,000 shares of Common Stock. Each nonemployee Director who is first elected or appointed to the Board on or after March 27, 2001 shall receive an Option to purchase 20,000 shares of Common Stock. The date of grant of such an Initial Award shall be the fifth business day after the date of the annual meeting of shareholders as to those nonemployee Directors who are first elected at an annual meeting of shareholders and the fifth business day after the date of election or appointment to the Board as to those nonemployee Directors who are first elected or appointed to the Board other than at an annual meeting of shareholders.

                  (b)      Annual Awards.
                           -------------

                           (i) Each  nonemployee  Director who is  re-elected to
                  the Board by the shareholders of the Company at an annual or other meeting of the shareholders occurring after consummation of an initial public offering and before the 1999 Annual Meeting of Shareholders shall be granted, on an annual basis, an Option to purchase 5,000 shares of Common Stock. The date of grant of such an Annual Award shall be the fifth business day after the date of the annual or other shareholders meeting at which such Director is re-elected.

                           (ii) Each  nonemployee  Director who is re-elected to
                  the Board by the shareholders of the Company at an annual or other meeting of the shareholders commencing with the 1999 Annual Meeting of Shareholders and ending immediately prior to the 2001 Annual Meeting of Shareholders shall be granted, on an annual basis, an Option to purchase 10,000 shares of the Common Stock. The date of grant of such an Annual Award shall be the fifth business day after the date of the annual or other shareholders meeting at which such Director is re-elected.

                           (iii) Commencing with the 2001 Annual Meeting of Shareholders, each nonemployee Director who is re-elected to the Board by the shareholders of the Company at an annual or other meeting of the shareholders shall be granted, on an annual basis, an Option to purchase 20,000 shares of the Common Stock. The date of grant of such an Annual Award shall be the fifth business day after the date of the annual or other shareholders meeting at which such Director is re-elected.

7.       Option Price.
         -------------

         The price per share of Common Stock at which an Option may be exercised (the "Option Price") shall be the fair market value per share of the Common Stock on the date the Option is granted. For this purpose, "fair market value" shall be determined in accordance with the following provisions: (i) if the shares of Common Stock are listed for trading on the New York Stock Exchange or the American Stock Exchange, the fair market value shall be the closing sales price per share of the shares on the New York Stock Exchange or the American Stock Exchange (as applicable) on the date immediately preceding the date the Option is granted or such other determination is made (each, a "valuation date"), or, if there is no transaction on such date, then on the trading date nearest preceding the valuation date for which closing price information is available, and, provided further, if the shares are quoted on the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq National Market but are not listed for trading on the New York Stock Exchange or the American Stock Exchange, the fair market value shall be the closing sales price per share for such stock (or the closing bid, if no sales were reported) as quoted on such system on the date immediately preceding the valuation date for which such information is available; or (ii) if the shares of Common Stock are not listed or reported in any of the foregoing, then fair market value shall be determined in good faith in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code and accompanying regulations.

8.       Option Period and Limitations on the Right to Exercise Options.
         --------------------------------------------------------------

                  (a) The term of an Option (the "Option Period") shall be ten years from the date of grant. Initial Awards shall become exercisable as provided in Section 8(a)(i) below, and Annual Awards shall become exercisable as provided in Section 8(a)(ii) below. To the extent that all or part of an Option becomes exercisable but is not exercised, such Option shall accumulate and be exercisable by the Director in whole or in part at any time before the expiration of the Option Period. The total number of shares that may be acquired upon the exercise of an Initial Award or Annual Award shall be rounded down to the nearest whole share. No fractional shares shall be issued. Any Option or portion thereof not exercised before expiration of the Option Period shall terminate.

                           (i) Initial  Awards.  Initial Awards that are granted
                  upon consummation of an initial public offering shall vest and become exercisable in full immediately upon the date of grant. Initial Awards that are granted after consummation of an initial public offering and prior to January 26, 1999 shall vest and become exercisable in three equal installments on each of the first three anniversaries of the date of grant. Initial Awards that are granted after January 26, 1999 shall vest and become exercisable in three equal installments on the date of grant and on each of the first and second anniversaries of the date of grant.

                           (ii) Annual Awards.  An Annual Award granted prior to
                  the 1999 Annual Meeting of Shareholders shall vest and become exercisable in three equal installments on each of the first three anniversaries of the date of grant. Commencing with Annual Awards granted in conjunction with the 1999 Annual Meeting of Shareholders and for each Annual Award granted thereafter, such Annual Award shall vest and become exercisable in three equal installments on the date of grant and on each of the first and second anniversaries of the date of grant.

                  (b) No Option shall be exercised unless the Director is, at the time of exercise, a nonemployee Director and has been a Director continuously since the date the Option was granted. Notwithstanding the foregoing, if a Director's service on the Board terminates for any reason (including death), that portion of his Option which was exercisable immediately before such termination may be exercised by the Director (or, in the event of his death, by such person or persons as shall have acquired the right to exercise the Option by will or the laws of intestate succession) at any time within 180 days following the date of such termination, and after such 180-day period, such Options shall terminate.

                  (c) An Option shall be exercised by giving written notice to the Administrator or its designee at such time and place as the Administrator shall direct. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor, and shall be accompanied by the payment of such purchase price. Such payment shall be in the form of (i) cash;
         (ii) delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Director at the time of exercise; (iii) shares of Common Stock withheld upon exercise; (iv) delivery of written notice of exercise to the Administrator and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the Option Price; or (v) a combination of such methods. Shares of Common Stock tendered or withheld in payment upon the exercise of an Option shall be valued at their fair market value on the date of exercise, as determined in accordance with Section 7 herein.

                  (d) A Director or his legal representative, legatees or distributees shall not be deemed to be the holder of any shares subject to an Option and shall not have any rights as a shareholder with respect to such shares unless and until certificates for such shares are issued to him or them under the Plan. A certificate or certificates for shares of Common Stock acquired upon exercise of an Option shall be issued in the name of the Director (or his beneficiary) and distributed to the Director (or his beneficiary) as soon as practicable following receipt of notice of exercise and payment of the purchase price.

9.       Nontransferability of Options.
         ------------------------------

                  (a) An Option shall not be transferable other than by will or the laws of intestate succession, except as (i) may be otherwise provided in an individual option agreement and (ii) may be permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding sentence, an Option shall be exercisable during the
         Director's lifetime only by him or by his guardian or legal representative.

                  (b) To the extent required by Rule 16b-3, shares of Common Stock acquired upon exercise of an Option shall not, without the consent of the Administrator, be disposed of by the Director until the expiration of six months after the date the Option was granted.

10.      Certain Definitions.
         --------------------

         For purposes of the Plan, the following terms shall have the meaning indicated:

                  (a) "Related corporation" means any parent, subsidiary or predecessor of the Corporation.

                  (b) "Parent" or "parent corporation" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if, at the time as of which a determination is being made, each corporation other than the Corporation owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in another corporation in the chain.

                  (c)  "Subsidiary"  or  "subsidiary   corporation"   means  any
         corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if, at the time as of which a determination is being made, each corporation other than the last corporation in the unbroken chain owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in another corporation in the chain.

                  (d) "Predecessor" or "predecessor corporation" means a corporation which was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that section had occurred) with the Corporation, or a corporation which is a parent or subsidiary of the Corporation, or a predecessor of any such corporation.

11.      Stock Option Agreement.
         -----------------------

         The grant of any Option under the Plan shall be evidenced by the execution of an agreement (the "Agreement") between the Corporation and the Director. Each such Agreement shall set forth the date of grant of the Option, the Option Price, the Option Period and any other applicable terms and conditions.

12.      Restrictions on Shares.
         -----------------------

         The Corporation may impose such restrictions on any Options or shares issued pursuant to the exercise of Options granted hereunder as it may deem advisable, including without limitation restrictions under the Securities Act and the requirements of any applicable self-regulatory organization and any blue sky or securities laws applicable to such shares. Notwithstanding any other Plan provision to the contrary, the Corporation shall not be obligated to issue, deliver or transfer shares of Common Stock under the Plan or to take any other action unless such action is in compliance with applicable laws, rules and regulations (including but not limited to the requirements of the federal securities laws). The Corporation may cause a restrictive legend to be placed on any certificate issued pursuant to the exercise of an Option granted hereunder in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel to the Corporation.

13.      Amendment or Termination.
         -------------------------

         The Plan and any Option may be amended or terminated by action of the Board; provided, that (i) amendment or termination of an Option shall not, without the consent of a nonemployee Director, adversely affect the rights of such nonemployee Director with respect to an outstanding Option held by such nonemployee Director; and (ii) approval of an amendment to the Plan by the shareholders of the Corporation shall be required to the extent, if any, that shareholder approval of such amendment is required by applicable law, rule or regulation. The term of the Plan shall end on the earlier of: (i) the effective date of termination of the Plan by the Board or (ii) the date that Options have been granted to purchase all of the aggregate shares which are available for Options hereunder. Any Options outstanding at the end of the term shall continue to be outstanding and exercisable for the remainder of the applicable Option Period.

14.      Section 16(b) Compliance.
         -------------------------

         It is the general intent of the Corporation that transactions under the Plan shall comply in all respects with Rule 16b-3 under the Exchange Act, and, if any Plan provision is later found not to be in compliance with Section 16 of the Exchange Act, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of Plan transactions meeting the requirements of Rule 16b-3 or successor rules applicable to the Plan.

15.      Applicable Law.
         ---------------

         Except as otherwise provided herein, the Plan shall be construed and enforced according to the laws of the State of North Carolina, without regard to the principles of conflicts of laws.

16.      Change of Control.
         ------------------

                  (a) Notwithstanding any other provision of the Plan to the contrary, in the event of a Change of Control (as defined in Section 16(c) herein), all Options outstanding as of the date of such Change of Control shall become fully exercisable, whether or not then otherwise exercisable.

                  (b) Notwithstanding the foregoing, in the event of a merger, share exchange, reorganization or other business combination affecting the Corporation or a related corporation, the Administrator may, in its sole and absolute discretion, determine that any or all Options granted pursuant to the Plan shall not become exercisable on an accelerated basis, if the board of directors of the surviving or acquiring corporation, as the case may be, shall have taken such action, including but not limited to the assumption of Options granted under the Plan or the grant of substitute awards (in either case, with substantially similar terms as Options granted under the Plan), as in the opinion of the Administrator is equitable or appropriate to protect the rights and interests of participants under the Plan. For the purposes herein, if the Committee is acting as the Administrator authorized to make the determinations provided for in this Section 16(b), the Committee shall be appointed by the Board of Directors, two-thirds of the members of which shall have been directors of the Corporation prior to the merger, share exchange, reorganization or other business combinations affecting the Corporation or a related corporation.

                  (c) For the purposes herein, a "Change of Control" shall be deemed to have occurred on the earliest of the following dates:

                           (i) The date any entity or person  shall have  become
                  the beneficial owner of, or shall have obtained voting control over, fifty-one percent (51%) or more of the outstanding Common Stock of the Corporation;

                           (ii) The date the shareholders of the Corporation approve a definitive agreement (A) to merge or consolidate the Corporation with or into another corporation, in which the Corporation is not the continuing or surviving corporation or pursuant to which any shares of Common Stock of the Corporation would be converted into cash, securities or other property of another corporation, other than a merger or consolidation of the Corporation in which holders of Common Stock immediately prior to the merger or consolidation have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger as immediately before, or (B) to sell or otherwise dispose of all or substantially all the assets of the Corporation; or

                           (iii) The date  there  shall  have been a change in a
                  majority of the Board of Directors of the Corporation within a 12-month period unless the nomination for election by the Corporation's shareholders of each new director was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the 12-month period.

                  For purposes herein, the term "person" shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or
                  Section 14(d)(2) of the Exchange Act, other than the Corporation, a subsidiary of the Corporation or any employee benefit plan(s) sponsored or maintained by the Corporation or any subsidiary thereof, and the term "beneficial owner" shall have the meaning given the term in Rule 13d-3 under the Exchange Act.

17.      No Right to Continued Service.
         ------------------------------

         Nothing in the Plan shall confer upon a Director any right to continue in the service of the Corporation or a related corporation or to interfere in any way with the right of the Corporation or related corporation to terminate a Director's service at any time. Except as otherwise expressly provided in the Plan, all rights of the Director under the Plan with respect to the unexercised portion of an Option shall terminate immediately upon termination of the services of the Director with the Corporation as a director.

18.      Unfunded Plan; Retirement Plans.
         --------------------------------

         (a) Neither a Director nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Corporation or any related corporation, including, without limitation, any specific funds, assets or other property which the Corporation or any related corporation, in their discretion, may set aside in anticipation of a liability under the Plan. A Director shall have only a contractual right to the Common Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Corporation or any related corporation. Nothing contained in the Plan shall constitute a guarantee that the assets of such corporations shall be sufficient to pay any benefits to any person.

         (b) In no event shall any amounts accrued, distributable or payable under the Plan be treated as compensation for the purpose of determining the amount of contributions or benefits to which any person shall be entitled under any retirement plan sponsored by the Corporation or a related corporation that is intended to be a qualified plan within the meaning of Section 401(a) of the Code.

         IN WITNESS WHEREOF, this Nonemployee Directors' Stock Option Plan of RF Micro Devices, Inc., as amended and restated through March 27, 2001, has been executed in behalf of the Corporation effective as of the 27th day of March, 2001.


                                   RF MICRO DEVICES, INC.


                                   By:
                                       -----------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                          --------------------------------------


Attest:



Secretary

[Corporate Seal]